SUPPLEMENT DATED FEBRUARY 28, 2024 TO THE CURRENT
STATUTORY PROSPECTUSES FOR:
Invesco Active Allocation Fund
Invesco American Franchise Fund
Invesco AMT-Free Municipal Income Fund
Invesco California Municipal Fund
Invesco Capital Appreciation Fund
Invesco Comstock Fund
Invesco Comstock Select Fund
Invesco Conservative Income Fund – Class A, Class Y and Class R6
Invesco Convertible Securities Fund
Invesco Core Plus Bond Fund
Invesco Corporate Bond Fund
Invesco Discovery Fund
Invesco Dividend Income Fund
Invesco Energy Fund
Invesco Environmental Focus Municipal Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Equity and Income Fund
Invesco EQV European Small Company Fund
Invesco EQV International Small Company Fund
Invesco Floating Rate ESG Fund
Invesco Global Core Equity Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Gold and Special Minerals Fund
Invesco Government & Agency Portfolio
Invesco Government Money Market Fund
Invesco Growth & Income Fund
Invesco High Yield Fund
Invesco High Yield Municipal Fund
Invesco Income Advantage International Fund
Invesco Income Advantage U.S. Fund
Invesco Income Allocation Fund
Invesco Income Fund
Invesco Intermediate Bond Factor Fund
Invesco Intermediate Term Municipal Income Fund
Invesco International Diversified Fund
Invesco Limited Term California Municipal Fund
Invesco Limited Term Municipal Income Fund
Invesco Liquid Assets Portfolio
Invesco Main Street Mid Cap Fund®
Invesco Main Street Small Cap Fund®
Invesco Municipal Income Fund
Invesco NASDAQ 100 Index Fund
Invesco New Jersey Municipal Fund
Invesco Pennsylvania Municipal Fund
Invesco Premier Portfolio - Investor Class
Invesco Premier U.S Government Money Portfolio – Investor Class
Invesco Quality Income Fund
Invesco Real Estate Fund
Invesco Rochester® AMT-Free New York Municipal Fund
Invesco Rochester® Limited Term New York Municipal Fund
Invesco Rochester® Municipal Opportunities Fund
Invesco Rochester® New York Municipals Fund
Invesco S&P 500 Index Fund
Invesco Select Risk: Conservative Investor Fund
Invesco Select Risk: Growth Investor Fund
Invesco Select Risk: High Growth Investor Fund
Invesco Select Risk: Moderate Investor Fund
Invesco Select Risk: Moderately Conservative Investor Fund
Invesco Senior Floating Rate Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Short Duration Inflation Protected Fund
Invesco Short Term Bond Fund
Invesco Short Term Municipal Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund
Invesco Small Cap Value Fund
Invesco SMA High Yield Bond Fund
Invesco SMA Municipal Bond Fund
Invesco STIC Prime Portfolio
Invesco Technology Fund
Invesco Treasury Obligations Portfolio
Invesco Treasury Portfolio
Invesco U.S. Government Money Portfolio
Invesco Value Opportunities Fund
(each, a “Fund”)
This supplement amends the Statutory Prospectus for each of the above referenced funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus for each of the above referenced funds and retain it for future reference.
1. The following information replaces in its entirety the information regarding redemptions initiated by the Funds under the heading “Shareholder Account Information – Redeeming Shares – Redemptions Initiated by the Funds” in the prospectus for each Fund:
If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, for any reason, including market fluctuation, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.
A financial intermediary may have a different policy regarding redemptions of accounts with small balances. The Fund is not responsible for any small account balance policies imposed by financial intermediaries or for notifying shareholders of any changes to them. See “Waivers Available Through Certain Financial Intermediaries and Other Financial Intermediary-Specific Arrangements” for more information on certain intermediary-specific small account balance policies. Please consult with your financial intermediary if you have any questions regarding their policies.
If a Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.
In order to separate retail investors (natural persons) and non-retail investors, the Invesco Premier Portfolio reserve the right to redeem shares in any account that the Funds cannot confirm to their satisfaction are beneficially owned by natural persons. The Funds will provide advance written notice of their intent to make any such involuntary redemptions. The Funds reserve the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons, after providing advance notice.
Neither a Fund nor its investment adviser will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
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2. The following information replaces in its entirety the section titled “Shareholder Account Information – Redeeming Shares – Minimum Account Balance (Applicable for all classes except R5 and R6 Shares)” in the prospectus for each Fund:
Minimum Account Balance
A low balance fee of $12 per year (the Low Balance Fee) may be deducted annually from all accounts held in the Funds (each a Fund Account) with a value less than $750 (the Low Balance Amount). The Low Balance Fee and Low Balance Amount are determined by the Funds and the Adviser, and may be adjusted for any year depending on various factors, including market conditions. The Low Balance Fee, Low Balance Amount and the date on which the Low Balance Fee will be deducted from any Fund Account will be posted on our website, www.invesco.com/us, on or about November 1 of each year. This fee is collected by the Funds' transfer agent by redeeming sufficient shares from the shareholder's Fund Account, and is used to reduce the expenses that would otherwise be payable by the Funds to the Funds' transfer agent under the Funds' agreement with the transfer agent.
The Low Balance Fee and Low Balance Amount do not apply to Fund Accounts held in a Retirement and Benefit Plan for which an Invesco Affiliate acts as the plan document provider or custodian for underlying participant or IRA accounts. However, for purposes of all other Retirement and Benefit Plans, the Low Balance Fee and Low Balance Amount shall apply to each Fund Account (as appropriate) that is maintained by the Funds' transfer agent in the underlying participant or IRA Account.
The Funds and the Adviser reserve the right to waive the Low Balance Fee, change the Low Balance amount or modify the conditions for assessment of the Low Balance Fee at any time.
GBL-STAT-SUP-1